UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 29, 2005


                          AMERICAN STATES WATER COMPANY
             (Exact name of registrant as specified in its charter)


          California                      001-14431             95-4676679
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                              Identification No.)

   630 East Foothill Blvd.
    San Dimas, California                                           91773
(Address of principal executive                                  (Zip Code)
 offices)

       Registrant's telephone number, including area code: (909) 394-3600

--------------------------------------------------------------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirement of the registrant under any of the following provisions (see General Instruction A.2 below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the exchange Act (17
         CFR 14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            Section 7 - Regulation FD


Item 7.01.        Regulation FD Disclosure

On September 29, 2005 American States Water Company announced today that its American States Utility Services, Inc. ("ASUS") subsidiary has reached an agreement to operate and maintain the water and wastewater systems at Andrews Air Force Base in Maryland and Fort Story, Fort Eustis, and Fort Monroe in Virginia. ASUS also reached an agreement to operate and maintain the wastewater system at Fort Lee, Virginia. A copy of the Company's press release is attached hereto as Exhibit 99.1.

This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


--------------------------------------------------------------------------------


                  Section 9 - Financial Statement and Exhibits

Item 9.01.        Financial Statements and Exhibits

Exhibit No.          Description
-----------          -----------
99.1                 Press Release: American  States Water Company  Announces
                     Award of  Privatization  Contracts for Andrews Air Force
                     Base, Maryland and Fort Story, Fort Monroe, Fort Eustis and
                     Fort Lee, Virginia

--------------------------------------------------------------------------------

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AMERICAN STATES WATER COMPANY
Date: September 29, 2005
                                              /s/ Robert J. Sprowls
                                    --------------------------------------------
                                                 Robert J. Sprowls
                                    Sr. Vice President, Chief Financial Officer,
                                          Treasurer and Corporate Secretary


--------------------------------------------------------------------------------